UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2025

QVC GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock	QVCGA	The Nasdaq Stock Market LLC
Series B Common Stock	QVCGB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QVCGP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On May 22, 2025, QVC Group, Inc. (the “Company”) filed an amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s Series A common stock, par value $0.01 per share (“QVCGA”), and Series B common stock, par value $0.01 per share (“QVCGB” and, together with QVCGA, the “Common Stock”), at a ratio of 1-for-50 (the “Reverse Stock Split”). There will be no change to the number of QVCGA and QVCGB shares currently authorized. As previously disclosed, the Charter Amendment was authorized by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on May 12, 2025.

Pursuant to the Charter Amendment, effective as of 4:01 p.m., Eastern Time, on May 22, 2025 (the “Effective Time”), every 50 shares of QVCGA and QVCGB will be automatically converted into one share of QVCGA and QVCGB, respectively, without any change in par value per share. At the Effective Time, the number of shares of Common Stock reserved for issuance under the Company’s 2020 Omnibus Incentive Plan (the “2020 Incentive Plan”), the number of shares subject to the then-outstanding awards under the 2020 Incentive Plan and the purchase or exercise price or payout value based on a number of shares of the then-outstanding awards under the 2020 Incentive Plan will be proportionately adjusted.

The Company will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share of Common Stock following the Reverse Stock Split are entitled to receive a cash payment (without interest) in lieu of such fractional shares.

The Company’s Common Stock is expected to begin trading on the Nasdaq Capital Market on a split-adjusted basis at the opening of trading on May 23, 2025. Shares of QVCGA and QVCGB will continue trading on the Nasdaq Capital Market under their respective ticker symbols. The CUSIP numbers for shares of QVCGA and QVCGB will change from 74915M 100 and 74915M 209 to 74915M 605 and 74915M 704, respectively.

As previously disclosed, QVCGB intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2025 and, as a result of the expected non-compliance with the continued listing requirements for the Nasdaq Capital Market, the Company anticipates that QVCGB will be suspended from trading (at the election of the Company) immediately following filing of the Form 25. The Company has applied for QVCGB to be quoted on the OTCQB Venture Market (“OTCQB”), and it intends to take such actions to enable QVCGB to be quoted on the OTCQB or on another market operated by OTC Markets Group Inc. (“OTC”), so that a trading market may continue to exist for QVCGB following its suspension from trading on the Nasdaq Capital Market. There is no guarantee, however, that a broker will continue to make a market in QVCGB and that trading will continue on an OTC market or otherwise. The QVCGB ticker symbol is not expected to change in connection with commencement of quotation on OTC.

The foregoing description of the Charter Amendment is a summary and is qualified in its entirety by the terms of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the timing of any filings to effect the delisting of or the anticipated suspension from trading of QVCGB from the Nasdaq Capital Market, the transition of QVCGB from the Nasdaq Capital Market to OTC, the approval of QVCGB to be quoted on OTCQB or on another market operated by OTC and the continued existence of a trading market for QVCGB. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, general market conditions. These forward-looking statements speak only as of the date of this press release, and QVC Group expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in QVC Group’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of QVC Group and QVC, Inc., including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for risks and uncertainties related to QVC Group which may affect the statements made in this press release.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

Item 8.01. Other Events.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

The Company has registration statements on Form S-8 (File No. 333-134114, 333-134115, 333-142626, 333-171192, 333-171193, 333-172512, 333-177840, 333-177841, 333-177842, 333-184901, 333-184904, 333-184902, 333-201010, 333-202436, 333-207326, 333-209872, 333-210662, 333-214681, 333-222062, 333-222344, 333-229974, 333-235370, 333-248988, 333-253831, and 333-256745) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025

QVC GROUP, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary